EXHIBIT 10.2

                            COMVERSE TECHNOLOGY, INC.
                            170 CROSSWAYS PARK DRIVE
                               WOODBURY, NY 11979


                                                              April 26, 1999

VIA FACSIMILE
-------------
MCI WORLDCOM, Inc.
1801 Pennsylvania Avenue, N.W.
Washington, DC  20006
Attention: Mr. Stephen Mooney

Dear Mr. Mooney:
                             REGISTRATION AGREEMENT
                             ----------------------

         On December 19, 1997, Amarex Technology, Inc ("Amarex") granted to MCI Telecommunications Corporation, a wholly owned subsidiary of MCI WORLDCOM, Inc. ("MCI"), two warrants to purchase shares of Amarex's capital stock (the "Warrants"). Upon consummation of a merger on February 26, 1999, Amarex became a wholly owned subsidiary of Comverse Technology, Inc. ("Comverse") and Comverse assumed Amarex's obligations under the Warrants. Currently, the Warrants are exercisable for an aggregate of 46,825 shares of common stock, par value $.10 per share, of Comverse, as adjusted to reflect a three-for-two-stock split of the Comverse shares effected on April 15, 1999.

         This letter will confirm our agreement (this "Agreement") pursuant to which Comverse will include in the registration statement on Form S-3, a draft of which is attached hereto (the "Registration Statement"), and in the prospectus included therein (such prospectus, together with any amendment or supplement thereto and all documents incorporated by reference therein, the "Prospectus"), to be filed by Comverse with the Securities and Exchange Commission (the "SEC") for the purpose of registering for resale, the 46,825 Comverse shares issuable to MCI upon the exercise of the Warrants (the "MCI Shares" and, together with any other Comverse shares registered under the Registration Statement, the "Registered Securities"). In consideration of Comverse registering the MCI Shares, MCI and Comverse agree as follows:

1. No later than Tuesday, April 27, 1999, MCI shall advise Comverse in writing of (i) the number of Comverse shares beneficially owned by MCI (as defined in Appendix A annexed hereto) other than the MCI Shares and (ii) any comments MCI may have on the draft Registration Statement or the Prospectus. MCI shall furnish to Comverse such additional information regarding MCI and the distribution of the MCI Shares as Comverse may from time to time reasonably require for inclusion in the Registration Statement or the Prospectus, failing which the MCI Shares may be excluded from the Registration Statement. MCI shall notify Comverse in writing of any information required to be disclosed in the


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Registration Statement or the Prospectus in order to make the information previously furnished by MCI to Comverse not misleading including, without limitation, any change in the number of Comverse shares beneficially owned by MCI. MCI agrees to indemnify Comverse to the fullest extent permitted under applicable law if Comverse suffers any loss in connection with the information furnished in writing hereunder or required to be furnished hereunder by MCI. Comverse agrees to indemnify MCI to the fullest extent permitted under applicable law if MCI or MCI WorldCom suffers any loss in connection with the information contained in the Registration Statement or Prospectus other than with respect to information furnished hereunder in writing by MCI or required to be furnished hereunder by MCI to Comverse.

2. Comverse will notify MCI when the Registration Statement is declared effective. Comverse will furnish to MCI (i) one copy of the Registration Statement, any post-effective amendment thereto and all documents incorporated therein by reference, and (ii) as many copies of the Prospectus (including each preliminary prospectus) as MCI may reasonably request.

3. Comverse may, upon written notice to MCI, suspend MCI's use of the Prospectus for a reasonable period not to exceed sixty (60) days if Comverse believes it may possess material non-public information the disclosure of which in its reasonable judgement would have a material adverse effect on Comverse and its subsidiaries taken as a whole. MCI shall hold any communication by Comverse to MCI pursuant to this Paragraph 3 in strictest confidence.

4. Comverse will promptly notify MCI in writing if : (i) the SEC requests amendments or supplements to the Registration Statement or the Prospectus, or requests additional information; (ii) a stop order suspending the effectiveness of the Registration Statement is issued, or there is a refusal, suspension of qualification of registration of the Registered Securities, or there is an initiation of any proceedings for that purpose; (iii) Comverse receives any notification with respect to the suspension of qualification or exemption from qualification of any of the Registered Securities for sales in any jurisdiction, or the initiation or threatening of any proceedings for that purpose; or (iv) there has been any event that makes any material statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect. If MCI receives any such notice from Comverse, MCI will discontinue offering the MCI Shares until it is advised in writing by Comverse that the use of the Prospectus may be resumed and, if applicable, MCI has received copies of the supplemented or amended Registration Statement or Prospectus or any additional or supplemental filings that are incorporated by reference in the Prospectus.

5. Comverse will pay its internal expenses, the expense of any annual audit and the fees and expenses of any person retained by it in connection with the preparation of the Registration Statement. MCI will pay all fees and disbursements of its internal and external counsel, if any, and all fees, commissions and discounts with respect to the sale of any MCI Shares and any transfer taxes incurred in respect of such sale.


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6. If requested by the managing underwriter of an underwritten registration of
Comverse's securities under the Securities Act of 1933, as amended (the "Securities Act") for sale to the public (an "Offering"), MCI will not effect any public sale or distribution of securities of the same class (or securities exchangeable or exercisable for or convertible into securities of the same class) as the securities included in the Offering (including, but not limited to, a sale pursuant to Rule 144 of the Securities Act) during the 10-day period prior to and the 90-day period (or shorter period requested by the underwriter) beginning the effective date of, such Offering.

         This Agreement shall governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereunder. This Agreement may not be amended, waived or terminated, except upon the execution and delivery of a written agreement executed by Comverse and MCI. This Agreement constitutes the entire agreement between the parties hereto pertaining to its subject matter, and supersedes and replaces all prior agreements and understandings of the parties in connection with such subject matter. MCI may not assign any of its rights or obligations hereunder by operation of law or otherwise without the prior written consent of Comverse. This Agreement shall not be enforceable by any person not a party hereto. If any provision of this Agreement is held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability will not affect any other provision or portion thereof. The failure of any party hereto to exercise any right or remedy available hereunder or at law or in equity shall not constitute a waiver by such party of its right to exercise any such right or remedy.

         All notices and other communications hereunder shall be given in writing and delivered personally, by registered or certified mail (postage prepaid, return receipt requested), by overnight courier (postage prepaid) or facsimile transmission, to (i) Comverse at the address set forth above (facsimile 516-677-7355), Attention: William F. Sorin, Secretary, (ii) MCI at the address set forth above (facsimile 202-887-2128), Attention: Stephen Mooney.




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         If you are in agreement with the foregoing, please sign and return a copy of this letter to Comverse, whereupon this letter will become a binding agreement between us.

                                             Yours very truly,

                                             COMVERSE TECHNOLOGY INC.

                                             By: /s/ William F. Sorin
                                                 -------------------------------
                                                 William F. Sorin
                                                 Secretary
ACCEPTED AND AGREED
to this 27th day of April, 1999

MCI WORLDCOM

By: /s/ Stephen R. Mooney
    -------------------------------------
    Name: Stephen R. Mooney
    Title: Director










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